UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) December 1, 2004

                       FLORIDA EAST COAST INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)

                   001-08728                            59-2349968
           (Commission File Number)           (IRS Employer Identification No.)

         One Malaga St., St. Augustine, FL                          32084
      (Address of Principal Executive Offices)                   (Zip Code)

                                  904-829-3421
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

      o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On December 1, 2004, Florida East Coast Industries (NYSE: FLA) announced it had closed on the sale of 460 undeveloped acres located in Doral, Florida for $80 million. The information contained in the press release is presented below. The press release is also available on the Company's website at www.feci.com.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.                   Description
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  99                         Press Release

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Florida East Coast Industries, Inc.

BY: /s/ Heidi J. Eddins
    --------------------------------
    Heidi J. Eddins
    Executive Vice President,
    General Counsel  & Corporate Secretary

Dated: December 1, 2004

                                INDEX TO EXHIBITS

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Exhibit No.               Description

  99                       Press Release